Supplement Dated May 1, 2000*
To the Prospectus dated May 1, 2000 of
American Express Signature Variable AnnuitySM (43444 C),
American Express Pinnacle Variable AnnuitySM (44179 C),
AEL Personal Portfolio Plus2, AEL Personal Portfolio Plus,
AEL Personal PortfolioSM (37301 K),
American Express Platinum Variable AnnuitySM (43415 C)

The  following  subsection  is added to the "Making  the Most of Your  Contract"
section  of  the  prospectus   following  the  subsection   entitled  "Automated
dollar-cost averaging":

Tiered dollar-cost averaging program
You may elect to allocate any new purchase payments of at least $1,000 to accounts under tier 1 or tier 2.

         If your contract value**           then your investment
         at  time of allocation is....      is allocated to.....

         $10,000 - $49,999                   tier 1
         $50,000 or more                     tier 2

**Contract value includes the newly allocated purchase payments.

We will credit your purchase payments with interest at the current guaranteed annual rate in effect for tier 1 or tier 2 on the date of your allocation. We credit a higher rate on tier 1 and tier 2 accounts than on the one-year fixed account. We credit a higher rate on tier 2 accounts than on tier 1 accounts. We will change these rates for new purchase payment allocations from time to time at our discretion. These rates will be based on competition and the amount that we are crediting on the one-year fixed account at the time of the change. Once the rate is set for a purchase payment, it does not change even if your contract value changes.

These rates are credited on the balance remaining in the account and are not credited after we transfer the value to the subaccounts.. Monthly, we transfer amounts out of the accounts into the subaccounts you selected. All amounts are transferred out within six months.

If you already have money in the program, you will not be able to allocate more money to it, unless another rate is applicable. You may not elect to participate in this program if you also elect automatic rebalancing.

You may terminate participation in the program at any time. If you do so, you will no longer receive the guaranteed annual rate on any remaining balance in the account. You will receive the amount we currently are crediting on the one-year fixed account.

We can modify the terms of this program or discontinue this program at any time. Any modifications will not affect amounts already in the program.


43444 - A,  44179 - A, 37301 - A, 43415 - A  (05,00)
*Valid until May 1, 2001